FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 31, 2007 (the “Effective Date”), by and among MARINEMAX, INC., a Delaware corporation (the “Company”) and each of the other Borrowers set forth on Schedule I attached hereto and by the reference incorporated herein (each of the Company and each of such Persons other than the Company, singularly, a “Borrower,” and the Company and all of such Persons other than the Company, collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, “KeyBank”) and as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association and successor by merger to Banc of America Specialty Finance, Inc., individually (in such capacity, “BOA”), as collateral agent (in such capacity, the “Collateral Agent”) and as documentation agent (in such capacity, the “Documentation Agent”) and the various other financial institutions as are or may become parties hereto, including, as of the date hereof, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Nevada corporation (“GE Commercial”), NATIONAL CITY BANK, a national banking association (“National City”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Wachovia”), WELLS FARGO BANK, N.A., a national banking association (“Wells Fargo”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“US Bank”), and BRANCH BANKING & TRUST COMPANY, a North Carolina corporation (“BB&T”) (KeyBank, BOA, GE Commercial, National City, Wachovia, Wells Fargo, US Bank, BB&T, and such other financial institutions, collectively, the “Lenders”), amending that Second Amended and Restated Credit and Security Agreement dated as of June 19, 2006, by and among Borrowers and Lenders (the “Agreement”). Unless otherwise defined in this Amendment, all defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement. This Amendment is entered into in consideration of, and upon, the terms, conditions and agreements set forth herein.

1. Background. Borrowers and Lenders desire to amend certain provisions of the Agreement effective as of the date of this Amendment.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Changes to Definition of Fixed Charges Coverage Ratio. The definition of “Fixed Charges Coverage Ratio” set forth in Section 1.01 of the Agreement shall be amended to read in its entirety as follows:

“Fixed Charges Coverage Ratio” shall mean:

(i) for the period of four fiscal quarters beginning on April 1, 2007 and ending on March 31, 2008, the ratio, calculated for Borrowers on a consolidated basis and in accordance with GAAP for such period, of (a) after-tax net income plus interest expense, depreciation, amortization, rent (including operating lease expense), stock-based compensation (as accounted for by the Borrowers pursuant to Statement of Financial Accounting Standards No. 123R), and any intangible asset impairment deducted in determining after-tax net income, less Maintenance Capital Expenditures and dividends on common stock, to (b) interest expense plus principal amounts paid or scheduled to be paid on Total Funded Debt (excluding principal payments on revolving loans owing hereunder and balloon payments due on real estate loans which the Required Lenders in their reasonable discretion expect to be refinanced), rent (including operating lease expense), treasury stock acquisitions made by the Borrowers, but only to the extent that such treasury stock acquisitions exceed seven million five hundred thousand dollars ($7,500,000) in the aggregate, and current maturities of Capital Leases; or

(ii) for all periods other than the four fiscal quarters beginning on April 1, 2007 and ending on March 31, 2008, the ratio, calculated for Borrowers on a consolidated basis and in accordance with GAAP for such period, of (a) after-tax net income plus interest expense, depreciation, amortization, rent (including operating lease expense), stock-based compensation (as accounted for by the Borrowers pursuant to Statement of Financial Accounting Standards No. 123R), and any intangible asset impairment deducted in determining after-tax net income, less Maintenance Capital Expenditures and dividends on common stock, to (b) interest expense plus principal amounts paid or scheduled to be paid on Total Funded Debt (excluding principal payments on revolving loans owing hereunder and balloon payments due on real estate loans which the Required Lenders in their reasonable discretion expect to be refinanced), rent (including operating lease expense), treasury stock acquisitions, and current maturities of Capital Leases.

(b) Changes to Definition of Termination Date. The definition of “Termination Date” set forth in Section 1.01 of the Agreement shall be amended to read in its entirety as follows:

“Termination Date” shall mean May 31, 2012; provided, however, that upon the Company’s request such date may be extended for two successive periods of one year each with the prior written consent of all of the Lenders for each such annual extension.

3. Compensation of Lenders. In consideration of the changes to the Agreement agreed to by the Lenders hereunder, the Borrowers shall pay to the Administrative Agent for the benefit of the Lenders a one-time fee in the amount of seventy-five thousand dollars ($75,000), to be divided among the Lenders based on the respective Pro Rata Percentages. All compensation paid under this Section 3 shall be made in lawful money of the United States of America in same day or immediately available funds to an account designated by the Administrative Agent.

4. Effect on Agreement. Except as specifically amended and modified by this Amendment, all terms, conditions, covenants and agreements set forth in the Agreement shall remain in full force and effect. The miscellaneous provisions of Article IX of the Agreement shall apply with equal force to this Amendment.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

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IN WITNESS WHEREOF, this First Amendment to the Second Amended and Restated Credit and Security Agreement has been executed and delivered by the parties (including 100% of the Lenders) as of the day and year first above written.

“BORROWERS”

MARINEMAX, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn, Vice President

MARINEMAX OF NEW YORK, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn, Vice President

MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company

MARINEMAX OF MINNESOTA, INC., a Minnesota corporation
MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company
MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company
MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company
MARINEMAX OF CALIFORNIA, INC., a California corporation
MARINEMAX OF ARIZONA, INC., an Arizona corporation
MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership
MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company
MARINEMAX OF LAS VEGAS, INC., a Delaware corporation
MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation
MARINEMAX OF OHIO, INC., a Delaware corporation
MARINEMAX OF UTAH, INC., a Delaware corporation
MARINEMAX TX, L.P., a Texas limited partnership
MARINEMAX OF GEORGIA, INC., a Georgia corporation
BASSETT BOAT COMPANY, a Florida corporation
BASSETT REALTY, L.L.C., a Delaware limited liability company
C & N MARINE REALTY, L.L.C., a Delaware limited liability company
GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company
HARRISON’S REALTY, L.L.C., a Delaware limited liability company
HARRISON’S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company
MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company
MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company
WALKER MARINA REALTY, L.L.C., a Delaware limited liability company
DUMAS GP, L.L.C., a Delaware limited liability company
MARINEMAX NEW JERSEY GP, INC., a Delaware corporation
MARINEMAX NJ PARTNERS, INC., a Delaware corporation
MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation
MMX GP, LLC, a Delaware limited liability company
MMX HOLDINGS, LLC, a Delaware limited liability company
MMX INTERESTS, LLC, a Delaware limited liability company
MMX MEMBER, INC., a Delaware corporation
MMX PARTNERS, INC., a Delaware corporation
MMX VENTURES, LP, a Delaware limited partnership
11502 DUMAS, INC., a Nevada corporation
DUMAS GP, INC., a Nevada corporation
NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation
MARINEMAX SERVICES, INC., a Delaware corporation
MARINEMAX U.S.A., INC., a Nevada corporation
DELAWARE AVLEASE, LLC, a Delaware limited liability company
MARINEMAX OF COLORADO, INC., a Delaware corporation
MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company
BOATING GEAR CENTER, INC., a Delaware corporation
MARINEMAX OF MISSOURI, INC., a Delaware corporation
MARINEMAX REALTY, LLC, a Delaware limited liability company

By: /s/ Kurt M. Frahn
Kurt M. Frahn, Assistant Secretary of each of the additional Borrowers identified above

“LENDERS”

KEYBANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Brian T. McDevitt
Brian T. McDevitt
Vice President

BANK OF AMERICA, N.A., successor by merger to Banc of America Specialty Finance, Inc.

By: /s/ John R. Burns
John R. Burns
Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Nevada corporation

By: /s/ David Campbell
David Campbell
Operations Manager

NATIONAL CITY BANK, a national banking association

By: /s/ Ann M. Garland
Ann M. Garland
Account Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By: /s/ Leslie Fredericks
Leslie Fredericks
Vice President

WELLS FARGO BANK, N.A., a national banking association

By: /s/ David Matter
David Matter
Regional Vice President

U.S. BANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Andrew Hein
Andrew Hein
Vice President

BRANCH BANKING & TRUST COMPANY, a North Carolina corporation

By: /s/ Brigitta A. Lawton
Brigitta A. Lawton
Senior Vice President

“ADMINISTRATIVE AGENT”

KEYBANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Brian T. McDevitt
Brian T. McDevitt
Vice President

“COLLATERAL AGENT” and “DOCUMENTATION AGENT”

BANK OF AMERICA, N.A., successor by merger to Banc of America Specialty Finance, Inc.

By: /s/ John R. Burns
John R. Burns
Vice President

Schedule I

1.	MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company

2.	MARINEMAX OF MINNESOTA, INC., a Minnesota corporation

3.	MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company

4.	MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company

5.	MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company

6.	MARINEMAX OF CALIFORNIA, INC., a California corporation

7.	MARINEMAX OF ARIZONA, INC., an Arizona corporation

8.	MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership

9.	MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company

10.	MARINEMAX OF LAS VEGAS, INC., a Delaware corporation

11.	MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation

12.	MARINEMAX OF OHIO, INC., a Delaware corporation

13.	MARINEMAX OF UTAH, INC., a Delaware corporation

14.	MARINEMAX TX, L.P., a Texas limited partnership

15.	MARINEMAX OF GEORGIA, INC., a Georgia corporation

16.	BASSETT BOAT COMPANY, a Florida corporation

17.	BASSETT REALTY, L.L.C., a Delaware limited liability company

18.	C & N MARINE REALTY, L.L.C., a Delaware limited liability company

19.	GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company

20.	HARRISON’S REALTY, L.L.C., a Delaware limited liability company

21.	HARRISON’S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company

22.	MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company

23.	MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company

24.	WALKER MARINA REALTY, L.L.C., a Delaware limited liability company

25.	DUMAS GP, L.L.C., a Delaware limited liability company

26.	MARINEMAX NEW JERSEY GP, INC., a Delaware corporation

27.	MARINEMAX NJ PARTNERS, INC., a Delaware corporation

28.	MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation

29.	MMX GP, LLC, a Delaware limited liability company

30.	MMX HOLDINGS, LLC, a Delaware limited liability company

31.	MMX INTERESTS, LLC, a Delaware limited liability company

32.	MMX MEMBER, INC., a Delaware corporation

33.	MMX PARTNERS, INC., a Delaware corporation

34.	MMX VENTURES, LP, a Delaware limited partnership

35.	11502 DUMAS, INC., a Nevada corporation

36.	DUMAS GP, INC., a Nevada corporation

37.	NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation

38.	MARINEMAX SERVICES, INC., a Delaware corporation

39.	MARINEMAX U.S.A., INC., a Nevada corporation

40.	DELAWARE AVLEASE, LLC, a Delaware limited liability company

41.	MARINEMAX OF COLORADO, INC., a Delaware corporation

42.	MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company

43.	BOATING GEAR CENTER, INC., a Delaware corporation

44.	MARINEMAX OF MISSOURI, INC., a Delaware corporation

45.	MARINEMAX OF NEW YORK, INC., a Delaware corporation

46.	MARINEMAX REALTY, LLC, a Delaware limited liability company